Exhibit 99.2

8QLWHG&RPPXQLW\%DQN_ XFELFRP 3 Q26 Investor Presentation October 20, 2026

'LVFORVXUHV 2 CAUTIONARY STATEMENT This Investor Presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2025 , and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”) . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements . NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations, such as "noninterest income – operating", “total revenue – operating", “ noninterest expense – operating,” “provision for credit losses – operating”, “operating net income,” “pre - tax, pre - provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre - tax pre - provision - operating,” “return on assets - pre - tax, pre - provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets . ” These non - GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends . Further, United’s management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance . These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables .

$28.9 BILLION IN TOTAL ASSETS United Community Banks, Inc. Note: See Glossary located at the end of this presentation for reference on certain acronyms (1) 3Q26 regulatory capital ratio is preliminary 3 8QLWHG%DQNLQJ2IILFHV Company Overview $24.9 BILLION IN TOTAL DEPOSITS $3.5 BILLION IN AUM 13.0% CET1 RBC (1) $19.0 BILLION IN TOTAL LOANS $0.26 QUARTERLY COMMON DIVIDEND 202 BANKING OFFICES ACROSS THE SOUTHEAST 0267$:$5'('%$1. LQWKH6RXWKHDVWUHJLRQIRUUHWDLO EDQNLQJFXVWRPHUVDWLVIDFWLRQ -'3RZHU BEST BANK AWARDS for outstanding performance in small business banking in 2026 - Coalition Greenwich BEST BANKS TO WORK FOR in 2025 for the ninth consecutive year - American Banker Premier Southeast Regional Bank – Committed to Service Since 1950 Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast 191 branches, 11 LPOs, and 5 MLOs across six Southeast states; Top 10 deposit market share in GA and SC United MSAs had population growth 2x the national average over the past 5 years

Key Strategic Initiatives Executed

Navitas Sale	Organic Growth	Small Bank Acquisitions	Share Repurchases	Portfolio Restructure
7% premium to par; +145 bps CET1 capital	**+41 net new revenue producers added since 3Q25**	**Peach State adds +$0.12 to 2027 EPS[1]**	**Executed $50 million in 3Q26 and $87 million year to date[2]**	**$2.5 billion securities sold and proceeds redeployed[3]**
Simplifies and de-risks the bank	*Deepens talent in the core franchise*	*Adds density to the footprint*	*Returns capital to shareholders*	*Reduces interest rate risk, improves liquidity and earnings profile*

These actions strengthen United's strategic position for the future — with strong and sustainable earnings, high-quality growth, a strong capital base, and ample liquidity

(1) Projected EPS accretion includes impact of $50mm share repurchases executed in 3Q26, effectively converting Peach State to an all-cash transaction
(2) Board approved incremental $100 million share repurchase authorization through year end 2027, bringing current authorization to $113 million
(3) Proceeds of $2.0 billion from Navitas sale and $2.1 billion from securities repositioning redeployed in purchases of $3.1 billion in cash and securities yielding ~4.6% and repayment of $1.0 billion of borrowings with a rate paid of ~3.8%

4

3Q26 Highlights

3Q26 GAAP results were impacted by strategic actions taken in the quarter, including Navitas sale and securities portfolio repositioning

($1.16) Diluted earnings per share – GAAP
$0.77 Diluted earnings per share – operating[1]
3% Year-over-year improvement

(1.89%) Return on assets – GAAP
1.27% Return on assets – operating[1]

1.69% Cost of deposits
28 bps Year-over-year improvement
27% DDA / total customer deposits

(14.8%) Return on common equity – GAAP
13.9% Return on tangible common equity – operating[1]
$20.80 TBV per share[1]

8% Year-over-year net interest revenue growth
3.68% Net interest margin
10 bps Year-over-year improvement

3Q26 Non-Operating Items:
$62 million Pre-tax gain on sale of Navitas
$366 million Pre-tax loss on securities portfolio repositioning
$6.5 million Merger-related and other charges


Diluted Earnings Per Share
$0.70
$0.75
$0.95
$0.71
$(1.16)
$0.77
3Q25
2Q26
3Q26
GAAP
Operating(1)


Return on Assets
1.29%
1.33%
1.63%
1.22%
-1.89%
1.27%
3Q25
2Q26
3Q26
GAAP
Operating(1)


Book Value Per Share
$29.44
$21.59
$31.27
$23.31
$29.27
$20.80
3Q25
2Q26
3Q26
GAAP
Tangible(1)


Total Revenue – Operating(1)(2)
$277
$278
$271
$279
$292
3.58%
3.62%
3.65%
3.68%
3.68%
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Income
Noninterest Income
NIM %

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance.
(2) GAAP total revenue for 3Q25, 4Q25, 1Q26, 2Q26, and 3Q26 was $277 million, $278 million, $277 million, $279 million, and ($12) million, respectively.

5

Loan Growth

Strong Core Loan Growth



$ in millions
Strategic Actions
+10%
$19,933
$(1,909)
$520
$444
$18,988
2Q26 Loans (1)
Navitas Sale
Peach State
Core Growth
3Q26 Loans

3Q26 Total Loans $19.0 Billion



Residential Mortgage
17%
Home Equity
8%
Commercial Construction
7%
Residential Construction
1%
Other Consumer
1%
CRE
27%
C&I (3)
39%

- Core loan growth[2] of $444 million, or 10% annualized, from 2Q26
  - 3Q26 loan production of >$1 billion, for the second consecutive quarter
- Strong loan growth in targeted segments
  - Core C&I growth[2] was 13% annualized in 3Q26, including:
    - Owner Occupied CRE growth[2] of $129 million, or 12% annualized
    - All Other C&I growth[2] of $97 million, or 14% annualized
  - Core HELOC growth[2] of $67 million, or 19% annualized, in 3Q26
- New revenue producers contributed approximately $170 million of funded loan growth in 3Q26, up from ~$30 million in 2Q26
- September loan yield of 5.83%, down from 3Q26 average of 6.06%, reflecting the absence of Navitas
- 77% loan to core deposit ratio following Navitas sale provides strategic flexibility and opportunity to progressively redeploy liquidity into organic loan growth over time

(1) Includes both loans held for investment and equipment finance loans held for sale
(2) Core loan growth excludes the impacts of the Navitas sale and the Peach State acquisition, both of which closed in 3Q26
(3) C&I includes Commercial & Industrial and Owner Occupied CRE

6

49% 49% 49% ϰϵ й 48% 38% 37% 37% 38% 40% 1% ϭ й 1% 1% 1% 12% 13% 13% 12% ϭϮ й $24,021 $23,798 $24,025 $23,724 $24,888 3Q25 4Q25 1Q26 2Q26 3Q26 Consumer Commercial Brokered Public Funds Outstanding Deposit Franchise Non - Interest Bearing Deposits Stable at 27% of Total Customer Deposits 1 On an end - of - period basis, customer deposits increased by $1.2 billion from 2Q26, driven by Peach State acquisition and solid core growth Customer deposits ex. Peach State grew $473 million or 8.0% annualized from 2Q26 Public funds of $2.9 billion were flat from 2Q26 Non - interest bearing deposits stable at 27% of total customer deposits 3Q26 average total deposit cost was 1.69%, up 3 bps from 2Q26 September period end total deposit cost was 1.71% 3Q26 average interest bearing deposit cost was 2.31%, up 4 bps from 2Q26 15% of deposits are indexed, primarily in ICS 2 product Anticipate seasonal inflow of public funds in 4Q26 in the $325 - 375 million range Deposit Mix 27% 26% 27% 27% 27% Ϯϱ й 25% 25% 24% 23% 33% 33% 33% ϯϯ й 34% 15% 15% 15% 16% 15% 3Q25 4Q25 1Q26 2Q26 3Q26 Non-interest bearing demand Interest bearing demand MM & savings Time (1) Customer deposits, exclusive of brokered deposits (2) Insured cash sweep product LQPLOOLRQV

Investment Securities

Securities Portfolio and Yield



$ in millions
$6,163
$3,889
3.27%
$2,274
$5,988
$3,751
3.11%
$2,237
$5,889
$3,678
2.97%
$2,212
$6,377
$4,198
2.97%
$2,179
$6,641
$6,641
3.34%
3Q25
4Q25
1Q26 (1)
2Q26 (1)
3Q26 (1)
HTM Securities
AFS Securities
Yield

3Q26 Portfolio Composition



ABS 5%
US Govmt Agencies 10%
Other (2) 12%
Agency CMBS 20%
Treasuries 23%
Agency RMBS 30%
$6.6 billion

- $2.2 billion in HTM securities reclassified to AFS designation and $2.5 billion in low-yielding, long-duration securities subsequently sold in 3Q26, resulting in a $366 million pre-tax loss
- Proceeds from securities repositioning and Navitas transaction reinvested into highly liquid, short-duration securities yielding ~4.6%
- Average securities yield of 3.34% for 3Q26, up 37 bps from 2Q26, primarily due to portfolio repositioning
  - End of period securities yield of 4.21%
  - Full quarter benefit of securities repositioning expected to be realized in 4Q26
- Current portfolio duration of 2.0 years, down from 3.2 years in 2Q26
- Projected 2027 quarterly reinvestment cash flow of ~$340 million, up more than 40% from $240 million prior to restructuring
- Floating rate securities comprise ~45% of the portfolio in 3Q26

(1) Trading securities included in AFS securities presentation in 2026
(2) Other includes CLOs (5%), Municipals (3%), Non-Agency RMBS (3%), and Corporates (1%)

8

$233.6 $237.9 ϮϯϮϴ $240.9 $251.2 3.58% 3.62% 3.65% 3.68% 3.68% $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 $260.0 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Revenue Net Interest Margin 1HW,QWHUHVW0DUJLQ6WDEOH)ROORZLQJ6L[&RQVHFXWLYH4XDUWHUVRI([SDQVLRQ Net interest revenue increased $10.3 million from 2Q26 primarily due to Peach State, core growth, the net effect of the portfolio restructuring, higher interest rates, and day count, partially offset by the impact of the Navitas sale Net interest margin of 3.68% was stable from 2Q26, as higher securities yields following the 3Q26 portfolio repositioning largely offset lower loan yields following the Navitas sale Purchased loan accretion totaled $3.8 million and contributed 5 bps to the margin, flat from 2Q26 Loan yield of 6.06% was up 3 bps from 2Q26 Well - positioned for higher - for - longer rate environment Approximately 50% of loans and securities are floating Incremental benefit expected from ongoing back book repricing of fixed assets Net Interest Revenue / Margin (1) Yields & Costs 6.21% 6.05% 5.99% ϲϯ й 6.06% 3.58% 3.62% 3.65% 3.68% 3.68% 3.27% ϯϭϭ й 2.97% 2.97% 3.34% 2.69% 2.39% 2.30% 2.32% Ϯϯϴ й 3Q25 4Q25 1Q26 2Q26 3Q26 Loan Yield NIM Securities Yield Cost of IBL (1) Net interest margin is calculated on a fully taxable equivalent basis (1) 9 $ in millions

Noninterest Income - Operating



$ in millions
$43.2
$40.5
$38.6
$38.4
$40.7
$17.6
$15.9
$15.6
$16.2
$17.4
$2.4
$2.1
$1.9
$0.9
$1.0
$4.8
$5.2
$4.6
$4.9
$4.9
$7.1
$6.5
$6.9
$5.9
$5.8
$11.4
$10.7
$9.5
$10.4
$11.6
3Q25
4Q25
1Q26 (1,2)
2Q26 (1)
3Q26 (1,2)
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan Sale Gains
Other

Linked Quarter

- GAAP noninterest income decreased $302 million from 2Q26
  - $366 million loss on investment securities portfolio repositioning
  - $62 million gain on sale of Navitas
- Operating noninterest income increased $2.3 million from 2Q26
  - Other fee income includes increased BOLI due to $2.5 million in death benefits in 3Q26, partially offset by a decrease in miscellaneous other fees
  - Service charges increased $1.2 million from 2Q26
  - Loan sale gains of $1.0 million were stable from 2Q26
    - Sold $15.4 million of SBA loans and $6.2 million of Navitas loans

Year-over-Year

- GAAP noninterest income decreased $306 million from 3Q25, primarily driven by the loss associated with investment securities repositioning, partially offset by the Navitas sale gain
- Operating noninterest income decreased $2.5 million from 3Q25
  - Loan sale gains decreased $1.4 million, primarily driven by lower Navitas loan sales
  - Mortgage income decreased by $1.3 million, primarily driven by lower volume

(1) Mortgage income presentation above includes a negative $4.9 million mark on trading securities purchased as an economic hedge to offset volatility in the MSR asset. The mark on the MSR asset in 3Q26 was a positive $5.2 million. In GAAP financial statements, the economic hedge is reflected in Other Income, rather than in Mortgage.
(2) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

10

Noninterest Expense


Noninterest Expense
$ in millions
$150.9
$147.4
$152.0
$151.4
$157.3
$151.6
$159.9
$159.0
$162.2
$155.7
3Q25
4Q25
1Q26
2Q26
3Q26
GAAP
Operating (1)


Efficiency Ratio
54.3%
53.1%
54.4%
54.2%
56.7%
55.7%
57.0%
56.7%
3Q26 GAAP Efficiency Ratio Not Meaningful2
53.1%
3Q25
4Q25
1Q26
2Q26
3Q26 (2)
GAAP
Operating (1)

Linked Quarter

- GAAP noninterest expense increased $2.3 million compared to the prior quarter
  - GAAP results impacted by the following items:
    - 3Q26: $6.5 million merger-related and other charges
    - 2Q26: $4.5 million expense, largely driven by the Navitas California license settlement
- Operating noninterest expense decreased $3.3 million compared to the prior quarter, primarily driven by the Navitas license settlement expense incurred in the prior quarter
  - 3Q26 included two months, or $6 million, of Navitas operating expense prior to the sale, which closed on September 1
  - 3Q26 included two months, or $2 million, of Peach State operating expense following the August 1 acquisition

Year-over-Year

- GAAP noninterest expense increased $11.4 million year over year
  - +41 net new revenue producers since 3Q25, an 18% expansion
- Operating noninterest expense increased $8.3 million year over year including:
  - Compensation expense, up $5.8 million, driven by strategic hiring, annual merit increases, and group medical expense
- 3Q26 operating efficiency ratio of 53.1%, stable from 3Q25

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance
(2) GAAP efficiency ratio not meaningful in 3Q26 due to the impact of securities portfolio repositioning

11

3Q26 net charge - offs of $4.0 million, or 0.09% of average loans, $3.9 million improved from 2Q26 Nonperforming assets were 0.43% of total loans, 9 bps improved from 2Q26 Past due loans improved $9.8 million during the quarter and were 0.07% of total loans, down 4 bps from 2Q26 Higher - risk loans, defined as special mention plus substandard accruing, were 3.2%, in line with recent trends Construction and CRE ratios as a percentage of total RBC were 54% and 222%, respectively Credit Quality EĞƚŚĂƌŐĞ Ͳ KĨĨƐĂƐйŽĨǀĞƌĂŐĞ>ŽĂŶƐ Nonperforming Assets & Past Due Loans as a % of Total Loans 0.64% 0.51% 0.44% 0.51% 0.48% 0.50% ϱϮ й 0.43% 0.17% 0.21% 0.14% 0.23% 0.23% 0.14% ϭϭ й 0.07% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 NPAs (%) Past Dues (%) 1.8% 1.9% 1.8% 1.5% 1.3% 1.3% ϭϮ й 1.5% 1.4% 1.2% 1.4% 1.5% 1.8% 1.6% ϭϯ й 1.7% 3.2% 3.1% 3.1% 3.1% 3.2% 2.9% Ϯϱ й 3.2% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Substandard Accruing (%) Special Mention (%) Special Mention & Substandard Accruing Loans as a % of Total Loans 12 0.21% 0.21% 0.18% 0.16% ϯϰ й 0.22% 0.16% 0.09% 0.08% 0.11% 0.08% 0.05% Ϯϲ й 0.10% 0.09% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 United United Excl. Navitas Navitas Sale

Allowance for Credit Losses Allowance for Credit Losses (ACL) by Product Allowance for Credit Losses (ACL) Operating provision of $10.0 million, up $1.3 million from 2Q26, comprised of: $4.0 million net charge - offs $4.6 million funded loan growth $0.8 million Peach State initial unfunded $0.6 million unfunded loan growth Allowance coverage of 1.05%, relatively flat from prior quarter $216 $210 $208 $169 $179 $12 $15 $18 $20 $21 1.19% 1.16% 1.15% 1.04% 1.05% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 3Q25 4Q25 1Q26 2Q26 3Q26 ACL - Loans ACL - Unfunded ACL - Allowance for Credit Losses / Loans % 13 $ in millions 4 2Q26 3Q25 ACL / Loans Reserve Amount ACL / Loans Reserve Amount ACL / Loans Reserve Amount $ in thousands 0.76% $33,121 0.66% $27,207 0.56% $20,659 Owner Occupied CRE 0.78% 40,627 0.75% 37,449 1.02% 46,211 Income Producing CRE 1.54% 45,894 1.70% 48,724 1.72% 44,481 Commercial & Industrial 1.14% 15,490 1.08% 12,291 0.80% 13,841 Commercial Construction -- -- -- -- 2.49% 45,104 Equipment Financing (1) 0.84% 26,818 0.87% 26,898 0.98% 31,273 Residential Mortgage 0.89% 13,371 0.90% 12,573 0.91% 11,356 Home Equity 1.05% 2,212 1.07% 2,081 0.99% 1,767 Residential Construction 0.83% 1,610 0.77% 1,482 0.57% 1,099 Consumer 0.94% 179,143 0.94% 168,705 1.13% 215,791 ACL - Funded Loans 21,094 19,624 12,485 ACL - Unfunded Loans 1.05% $200,237 1.04% $188,329 1.19% $228,276 ACL - Total (1) Substantially all equipment financing loans were transferred to held for sale in 2Q26 as a result of the then - pending sale of Na vitas Credit Corp. The remaining $35.9 million of equipment financing loans to be retained were reclassified to the commercial & industrial line as equ ipment financing no longer represents a significant held - for - investment category as of June 30, 2026.

Balance Sheet Strength – Liquidity and Capital

Loans / Core Deposits %



91%
80%
82%
82%
85%
77%
3Q25
4Q25
1Q26
2Q26
3Q26
United
KRX Peer Median

- Substantial balance sheet liquidity, with strong regulatory capital and tangible common equity ratios
- Loan to core deposit ratio decreased to 77%, down from 2Q26, driven by completion of Navitas sale, partially offset by Peach State acquisition and strong core loan growth
- Substantially all bank funding comes from core deposit base
  - Transaction proceeds partially deployed in repayment of ~$1 billion in short-term borrowings
- TCE of 9.0%, down from 2Q26 primarily due to the previously announced securities repositioning and the impact of higher rates in 3Q26

Tangible Common Equity / Tangible Assets %



9.7%
9.9%
9.9%
9.9%
9.0%
8.9%
3Q25
4Q25
1Q26
2Q26
3Q26
United
KRX Peer Median

Common Equity Tier 1 RBC %[1]



13.4%
13.4%
13.4%
13.5%
13.0%
12.3%
3Q25
4Q25
1Q26
2Q26
3Q26
United
KRX Peer Median

(1) 3Q26 regulatory capital ratio is preliminary

14

Capital Ratios


Risk-Based Capital Ratios
14.8%
14.8%
14.6%
14.5%
14.7%
14.1%
1.4%
1.3%
1.2%
1.0%
1.8%
0.6%
1.1%
13.4%
13.4%
13.4%
13.5%
12.3%
13.0%
3Q25
4Q25
1Q26
2Q26
2Q26 KRX Peer Median
3Q26 (1)
CET1
Additional Tier 1
Tier 2


Tangible Book Value Per Share
$23.31
($2.50)
$0.77
($0.26)
($0.55)
$0.03
$20.80
2Q26 TBV
Strategic Actions (2)
Operating Earnings
Dividends
Change in AOCI
Other
3Q26 TBV

Q3 Actions

- Quarterly common dividend of $0.26 per share, up 4% vs. prior year
- Executed $50 million of share repurchases in 3Q26, effectively converting Peach State acquisition to an all-cash transaction
  - Board approved incremental $100 million share repurchase authorization through year end 2027, bringing current outstanding authorization to $113 million

Capital Ratios

- TBV per share decreased in the quarter, primarily due to strategic actions[2] executed in 3Q26 that simplify the balance sheet, reduce risk, and improve future performance
- CET1 of 13.0% remains well above peers but is down from 13.5% in 2Q26 due to the impact of strategic actions[2] and robust loan growth in 3Q26
- Leverage ratio decreased 117 bps to 9.5%, as compared to 2Q26

(1) 3Q26 regulatory capital ratios are preliminary
(2) Strategic actions include the previously disclosed impacts of the Navitas sale, securities portfolio restructuring, Peach State acquisition, and common share repurchases executed in 3Q26

15

Successful Completion of Strategic Transformation Drives Improved Profitability 16 (1) 2Q26 Operating EPS ($0.71) has been adjusted for California license settlement item ($0.03) (2) 4Q26 outlook reflects full - quarter impacts of Peach State acquisition, Navitas sale, and securities portfolio repositioning and assumes a 25 bp rate hike in December 2026 $0.74 ($0.07) $0.06 $0.02 $0.02 $0.77 Baseline Operating EPS Navitas Sale Portfolio Restructure Peach State Acquisition Core Bank Growth 3Q26 Operating EPS PPNR Other 4Q26 EPS Guide 1 EPS Walkforward $0.80 - $0.83 $0.01 - $0.02 Mid 3.70%s 4Q26 NIM Outlook De - Risk Balance Sheet Enhance Profitability Position for Future Growth United is well - positioned for future success — with strong and sustainable earnings, high - quality growth, a strong capital base, and ample liquidity $0.02 - $0.04

0HPEHU)',& 8QLWHG&RPPXQLW\%DQN_ XFELFRP 3Q26 INVESTOR PRESENTATION Exhibits

&XOWXUDO)RXQGDWLRQVRI8QLWHG&RPPXQLW\ 18 Our Story Founded 76 years ago as Union County Bank, United Community has stayed true to its roots by prioritizing service. We continue to embrace our small - town, personal touch while offering a comprehensive range of personal and business banking services. Team We play to win together as a team Truth We want to see things as they are, not as we want them to be Trust We trust in people Caring We treat our customers, and each other, the way that we would want to be treated %HVW%DQNWR:RUN ) RU LQ IRUWKH WK FRQVHFXWLYH\HDU Most Awarded Bank in the Southeast Region for Retail Banking Customer Satisfaction Best Bank Awards for outstanding small business banking in 2026 To Be a Legendary Bank Our Vision Our Core Values Our Accolades Our Purpose 7R%XLOG&RPPXQLWLHV

Average Deposit Costs 19 3Q26 2Q26 1Q26 4Q25 3Q25 $ in billions; rates annualized Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance N/A $6.6 N/A $6.4 N/A $6.3 N/A $6.4 N/A $6.4 DDA 1.95% $5.7 1.96% $5.8 1.95% $5.9 2.08% $6.1 2.39% $5.8 NOW 2.50% $7.3 2.43% $6.8 2.42% $6.8 2.51% $7.0 2.91% $6.9 MMDA 0.18% $1.1 0.18% $1.1 0.18% $1.1 0.18% $1.1 0.23% $1.1 Savings 3.10% $3.7 3.06% $3.7 3.14% $3.7 3.29% $3.7 3.43% $3.7 Time 2.31% $17.8 2.27% $17.3 2.27% $17.5 2.39% $17.8 2.68% $17.5 Total Interest - Bearing 1.69% $24.4 1.66% $23.8 1.67% $23.7 1.76% $24.2 1.97% $23.9 Total Deposits

Mortgage Activity Trends



Mortgage Locks & Sales
$ in millions
$377
$175
2.6%
$319
$171
2.9%
$408
$175
2.3%
$368
$189
2.6%
$324
$168
2.6%
3Q25
4Q25
1Q26
2Q26
3Q26
Mortgage Locks $
Loans Sold $
Gain on Sale %

- Rate locks were $324 million, down $44 million from 2Q26 and down $54 million from 3Q25
- Sold $168 million of loans in 3Q26, down $21 million from 2Q26 and down $7 million from 3Q25
- 73% of locked loans were fixed-rate mortgages, which were either sold in 3Q26 or are contemplated to be sold once closed



Mortgage Funded Volume
$ in millions
$97
$185
$80
$181
$72
$179
$85
$206
$85
$164
3Q25
4Q25
1Q26
2Q26
3Q26
HFS Funded $
HFI Funded $

- At 84% of funded volume, purchases remained the primary driver of mortgage activity

20

Navitas Selected GAAP Financial Information 21 1RWHWKDW 4 2WKHU1RQ ,QWHUHVW([SHQVHLQFOXGHV1DYLWDV&DOLIRUQLDOLFHQVHVHWWOHPHQWDQGDVVRFLDWHGOHJDOIHHV Through 9/1/26 2Q26 1Q26 FY 2025 $ in millions Key Portfolio Data $1,952 $1,945 $1,897 $1,848 Loans & Leases 191 167 180 194 Loans & Leases – Serviced for Others $2,143 $2,112 $2,077 $2,042 Managed Loans & Leases, Ending Balance Income Statement 31 $40 $39 $148 Loan Interest Income 3 4 4 18 Non - Interest Income $34 $44 $43 $166 Gross Revenue -- ($38) $3 $19 Provision Expense / (Release) 3 5 5 18 Salaries Expense 3 7 4 14 Other Non - Interest Expense (1) $6 $12 $9 $32 Total Non - Interest Expense $3 $4 $6 $21 Reference: Net Charge - Offs

Footprint Focused on High-Growth Southeast MSAs

Top 10 MSAs - % of Total Deposits



Atlanta, GA 22.3%
Greenville, SC 8.4%
Miami, FL 5.9%
Nashville, TN 4.7%
Raleigh, NC 3.9%
Gainesville, GA 3.4%
Knoxville, TN 2.8%
Orlando, FL 2.1%
Myrtle Beach, SC 2.1%
Rome, GA 2.0%

Fastest Growing Major Southeast MSAs [(1)]	UCB's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Jacksonville, FL	0.78%	8.79	9.73
2) Orlando, FL	2.11%	8.32	14.57
3) Raleigh, NC	3.92%	8.28	13.27
4) Charlotte, NC	1.72%	7.18	13.18
5) Tampa, FL	0.09%	6.74	14.76
6) Greenville, SC	8.44%	6.65	14.29
7) Nashville, TN	4.67%	5.72	14.70
8) Miami, FL	5.90%	5.67	17.49
9) Atlanta, GA	22.30%	4.21	11.42
10) Richmond, VA	--	3.99	11.92
11) Washington, DC	--	2.80	8.79
12) Louisville, KY	--	2.61	11.07

United MSA Presence

Fastest Growing Mid-Sized Southeast MSAs [(2)]	UCB's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Winter Haven, FL	--	10.89	16.49
2) Port St. Lucie, FL	0.16%	10.15	16.41
3) Sarasota, FL	0.15%	9.84	13.25
4) Daytona Beach, FL	--	8.49	14.36
5) Fort Myers, FL	--	8.45	13.51
6) Melbourne, FL	0.16%	7.93	13.21
7) Huntsville, AL	1.29%	7.91	8.85
8) Fayetteville, AR	--	7.73	12.74
9) Charleston, SC	1.25%	7.48	13.25
10) Pensacola, FL	--	7.10	14.38
11) Durham, NC	--	5.11	12.79
12) Columbia, SC	0.22%	4.81	11.86
13) Knoxville, TN	2.77%	4.76	13.09
14) Winston-Salem, NC	0.00%	4.17	10.64
15) Chattanooga, TN	0.21%	3.75	10.20

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

22

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	3Q25	4Q25	1Q26	2Q26	3Q26
Noninterest Income					
Noninterest income - GAAP	$ 43,219	$ 40,462	$ 43,746	$ 38,380	$ (263,172)
Loss on securities portfolio repositioning	-	-	-	-	366,101
Gain on sale of Navitas	-	-	-	-	(62,230)
Gain on terminated cash flow hedge	-	-	(5,184)	-	-
Noninterest income - operating	$ 43,219	$ 40,462	$ 38,562	$ 38,380	$ 40,699
Total Revenue					
Total revenue - GAAP	$ 276,848	$ 278,388	$ 276,510	$ 279,280	$ (11,966)
Loss on securities portfolio repositioning	-	-	-	-	366,101
Gain on sale of Navitas	-	-	-	-	(62,230)
Gain on terminated cash flow hedge	-	-	(5,184)	-	-
Total revenue - operating	$ 276,848	$ 278,388	$ 271,326	$ 279,280	$ 291,905
Provision for Credit Losses					
Provision for credit losses - GAAP	$ 7,907	$ 13,662	$ 10,853	$ (29,803)	$ 10,013
Release of ACL on equipment finance loans	-	-	-	38,477	-
Provision for credit losses - operating	$ 7,907	$ 13,662	$ 10,853	$ 8,674	$ 10,013
Noninterest Expense					
Noninterest expense - GAAP	$ 150,868	$ 152,048	$ 157,302	$ 159,915	$ 162,241
Payroll transition bonus	-	-	(6,704)	-	-
FDIC special assessment accrual reversal	-	-	1,885	-	-
Merger-related and other charges	(3,468)	(606)	(873)	(895)	(6,509)
Expenses - operating	$ 147,400	$ 151,442	$ 151,610	$ 159,020	$ 155,732
Diluted Earnings Per Share					
Diluted earnings per share - GAAP	$ 0.70	$ 0.70	$ 0.69	$ 0.95	$ (1.16)
Loss on securities portfolio repositioning	-	-	-	-	2.28
Gain on sale of Navitas	-	-	-	-	(0.39)
Payroll transition bonus	-	-	0.04	-	-
Gain on terminated cash flow hedge	-	-	(0.03)	-	-
FDIC special assessment accrual reversal	-	-	(0.01)	-	-
Release of ACL on equipment finance loans	-	-	-	(0.25)	-
Merger-related and other charges	0.02	0.01	0.01	0.01	0.04
Deemed dividend on preferred stock redemption	0.03	-	-	-	-
Diluted earnings per share - operating	$ 0.75	$ 0.71	$ 0.70	$ 0.71	$ 0.77
Book Value Per Common Share					
Book value per common share - GAAP	$ 29.44	$ 30.17	$ 30.54	$ 31.27	$ 29.27
Effect of goodwill and other intangibles	(7.85)	(7.93)	(7.98)	(7.96)	(8.47)
Tangible book value per common share	$ 21.59	$ 22.24	$ 22.56	$ 23.31	$ 20.80

23

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	3Q25		4Q25		1Q26		2Q26		3Q26	
Return on Tangible Common Equity										
Return on common equity - GAAP	9.20	%	9.48	%	9.35	%	12.56	%	(14.84)	%
Loss on securities portfolio repositioning	-		-		-		-		29.30	
Gain on sale of Navitas	-		-		-		-		(5.03)	
Payroll transition bonus	-		-		0.58		-		-	
Gain on terminated cash flow hedge	-		-		(0.45)		-		-	
FDIC special assessment accrual reversal	-		-		(0.16)		-		-	
Release of ACL on equipment finance loans	-		-		-		(3.25)		-	
Merger-related and other charges	0.29		0.05		0.07		0.08		0.53	
Deemed dividend on preferred stock redemption	0.34		-		-		-		-	
Return on common equity - operating	9.83		9.53		9.39		9.39		9.95	
Effect of goodwill and intangibles	3.73		3.78		3.66		3.59		3.95	
Return on tangible common equity - operating	13.56	%	13.31	%	13.05	%	12.98	%	13.90	%
Return on Assets										
Return on assets - GAAP	1.29	%	1.21	%	1.22	%	1.63	%	(1.89)	%
Loss on securities portfolio repositioning	-		-		-		-		3.73	
Gain on sale of Navitas	-		-		-		-		(0.64)	
Payroll transition bonus	-		-		0.07		-		-	
Gain on terminated cash flow hedge	-		-		(0.06)		-		-	
FDIC special assessment accrual reversal	-		-		(0.02)		-		-	
Release of ACL on equipment finance loans	-		-		-		(0.42)		-	
Merger-related and other charges	0.04		0.01		0.01		0.01		0.07	
Return on assets - operating	1.33	%	1.22	%	1.22	%	1.22	%	1.27	%
Efficiency Ratio										
Efficiency ratio - GAAP	54.30	%	54.40	%	56.66	%	57.01	%	N.M.	%
Loss on securities portfolio repositioning	-		-		-		-		N.M.	
Gain on sale of Navitas	-		-		-		-		N.M.	
Payroll transition bonus	-		-		(2.41)		-		-	
Gain on terminated cash flow hedge	-		-		1.03		-		-	
FDIC special assessment accrual reversal	-		-		0.68		-		-	
Merger-related and other charges	(1.25)		(0.21)		(0.31)		(0.32)		(2.22)	
Efficiency ratio - operating	53.05	%	54.19	%	55.65	%	56.69	%	53.11	%
Tangible Common Equity to Tangible Assets										
Equity to assets ratio - GAAP	12.78	%	12.99	%	12.97	%	12.89	%	12.14	%
Effect of goodwill and intangibles	(3.07)		(3.07)		(3.05)		(2.95)		(3.19)	
Tangible common equity to tangible assets	9.71	%	9.92	%	9.92	%	9.94	%	8.95	%

24

Glossary ACL – Allowance for Credit Losses LPO – Loan Production Office AFS – Available For Sale Securities MH – Manufactured Housing ALLL – Allowance for Loan Losses MLO – Mortgage Loan Office AOCI – Accumulated Other Comprehensive Income (Loss) MMDA – Money Market Deposit Account AUM – Assets Under Management MTM – Marked-to-Market BPS – Basis Points MSA – Metropolitan Statistical Area C&I – Commercial and Industrial MSR – Mortgage Servicing Rights Asset C&D – Construction and Development NCO – Net Charge-Offs CECL – Current Expected Credit Losses NIM – Net Interest Margin CET1 – Common Equity Tier 1 Capital NOW – Negotiable Order of Withdrawal CRE – Commercial Real Estate NPA – Non-Performing Asset DDA – Demand Deposit Account OO CRE – Owner Occupied Commercial Real Estate EOP – End of Period PCD – Loans Purchased with Credit Deterioration EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FTE – Fully-Taxable Equivalent RBC – Risk Based Capital GAAP – Accounting Principles Generally Accepted in the USA ROA – Return on Assets HELOC – Home Equity Line of Credit SBA – United States Small Business Administration HTM – Held to Maturity Securities TCE – Tangible Common Equity IBL – Interest-Bearing Liabilities USDA – United States Department of Agriculture KRX – KBW Nasdaq Regional Banking Index YOY – Year over Year 25